UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2012 (July 12, 2012)

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 12, 2012, HollyFrontier Corporation (“HollyFrontier”), Holly Energy Partners, L.P. (the “Partnership”), and its subsidiary, HEP UNEV Holdings LLC (“Buyer”), entered into an LLC Interest Purchase Agreement pursuant to which, among other things, Buyer acquired all of the issued and outstanding limited liability company interests of HEP UNEV Pipeline LLC (f/k/a Holly UNEV Pipeline Company) from HollyFrontier, thereby indirectly acquiring 75% of all of the issued and outstanding membership interests in UNEV Pipeline, LLC (“UNEV Pipeline”), the owner of an approximately 400 mile, 12-inch refined products pipeline currently running from Woods Cross, Utah to Las Vegas, Nevada, related products terminals in or near Cedar City, Utah and Las Vegas, Nevada, and other related assets. This amendment on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K filed by the Partnership on July 12, 2012 to include the financial statements and pro forma financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited financial statements of UNEV Pipeline relating to the Acquisition as of and for the six months ended June 30, 2012 and June 30, 2011 are filed as Exhibit 99.1 to this amendment and are incorporated herein by reference.

The audited financial statements of UNEV Pipeline relating to the Acquisition as of and for the year ended December 31, 2011 are filed as Exhibit 99.2 to this amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma combined financial statements of the Partnership with respect to the Acquisition as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011 is filed as Exhibit 99.3 to this amendment and incorporated herein by reference.

(d) Exhibits.

23.1*	Consent of Ernst & Young LLP, independent auditor.

99.1*	Unaudited financial statements of UNEV Pipeline as of and for the six months ended June 30, 2012 and 2011.

99.2*	Audited financial statements of UNEV Pipeline as of and for the year ended December 31, 2011.

99.3*	Unaudited pro forma combined financial statements of the Partnership as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

	By:	HEP Logistics Holdings, L.P., its General Partner

		By:	Holly Logistic Services, L.L.C., its General Partner

			By:	/s/ Bruce R. Shaw
Name: Bruce R. Shaw
Title: Senior Vice President and Chief Financial Officer
Date: September 25, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1*	Consent of Ernst & Young LLP, independent auditor.

99.1*	Unaudited financial statements of UNEV Pipeline as of and for the six months ended June 30, 2012 and 2011.

99.2*	Audited financial statements of UNEV Pipeline as of and for the year ended December 31, 2011.

99.3*	Unaudited pro forma combined financial statements of the Partnership as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.

*	Filed herewith.

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